FSI P2 10/18

SUPPLEMENT DATED OCTOBER 30, 2018

TO THE PROSPECTUSES DATED MAY 1, 2018

OF

Franklin Strategic Income VIP Fund

(a series of Franklin Templeton Variable Insurance Products Trust)

The prospectuses are amended as follows:

I.  The following is added to the “Franklin Strategic Income VIP Fund – Fund Summaries – Principal Investment Strategies” section of the prospectuses:

The Fund may invest significantly in complex fixed income securities, such as collateralized debt obligations (“CDOs”), which are generally types of asset-backed securities

II.  The following is added to the “Franklin Strategic Income VIP Fund – Fund Summaries – Principal Risks” section of the prospectuses:

Collateralized Debt Obligations (CDOs) The risks of an investment in a CDO, a type of asset backed security, depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests.  CDOs may be deemed to be illiquid securities and subject to the Fund’s restrictions on investments in illiquid securities. In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment.

Please keep this supplement with your prospectus for future reference.